Filed pursuant to Rule 497
File No. 333-149374

FS INVESTMENT CORPORATION

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Supplement dated July 29, 2011
to
Prospectus dated May 12, 2011

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This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus of FS Investment Corporation dated May 12, 2011, as previously supplemented and amended (as so supplemented and amended, the “Prospectus”).

You should carefully consider the “Risk Factors” beginning on page 33 of the Prospectus (as supplemented and amended by this supplement) before you decide to invest in shares of our common stock.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” to include the following at the end of such section (amounts below are in thousands):

JPM Financing

On July 21, 2011, we entered into a conventional debt financing arrangement with JPMorgan Chase Bank, N.A., London Branch, or JPM, through two wholly-owned subsidiaries, pursuant to which up to $300,000 will be made available to us to fund investments in new securities and for other general corporate purposes.  Pricing under the facility is based on three-month LIBOR plus a spread of 3.25% per annum for the relevant period.  We elected to structure the financing in the manner described more fully below in order to, among other things, obtain such financing at a lower cost than would be available through alternate arrangements.

Pursuant to the financing transaction, loans in our portfolio having an aggregate market value of up to $600,000 may be sold by us from time to time to Locust Street Funding LLC, or Locust Street, a newly formed, special-purpose bankruptcy-remote subsidiary of ours, pursuant to an asset transfer agreement we entered into with Locust Street on July 21, 2011, or the Asset Transfer Agreement.  Under the Asset Transfer Agreement, on July 21, 2011, we sold loans to Locust Street for a purchase price of approximately $365,396, all of which consisted of equity interests in Locust Street that Locust Street issued to us.  We own all of the equity in Locust Street.

The loans purchased by Locust Street will secure the obligations of Locust Street under Class A Floating Rate Notes, or the Class A Notes, to be issued by Locust Street from time to time to Race Street Funding LLC, or Race Street, another newly formed, special-purpose bankruptcy-remote subsidiary of ours, pursuant to an indenture dated as of July 21, 2011 with Citibank, N.A., as trustee, or the Indenture.  The Class A Notes may be issued in an aggregate principal amount of up to $420,000 and mature on July 15, 2021.  Race Street will purchase the issued Class A Notes from time to time at a purchase price equal to their par value.  On July 21, 2011, Race Street purchased a Class A Note in the principal amount of $63,000.  We funded this purchase through a capital contribution of $63,000 to Race Street.  We own all of the equity in Race Street.

Race Street, in turn, has entered into a repurchase transaction with JPM pursuant to the terms of a master repurchase agreement and the related annex and confirmation to such agreement, each dated as of July 21, 2011, or collectively, the JPM Facility.  Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 71% of the principal amount of Class A Notes purchased.  Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $420,000.  Accordingly, the maximum amount payable at any time to Race Street under the JPM Facility will not exceed $300,000.  On July 21, 2011, a Class A Note in the principal amount of $63,000 was purchased by JPM from Race Street pursuant to the JPM Facility for $45,000.  Under the JPM Facility, Race Street will, on a quarterly basis, repurchase the Class A Notes sold to JPM under the JPM Facility and subsequently resell such Class A Notes to JPM.  The final repurchase transaction must occur no later than July 15, 2015.  The repurchase price paid by Race Street to JPM for each repurchase of the Class A Notes will be equal to the purchase price paid by JPM for such Class A Notes, plus interest thereon accrued at the applicable pricing rate under the JPM Facility, as described below.

During the 180-day period following the initial transaction under the JPM Facility, Race Street intends to enter into additional repurchase transactions thereunder with respect to an additional $357,000 in principal amount of Class A Notes.  If at any time during the term of the JPM Facility the market value of the underlying loans held by Locust Street securing the Class A Notes declines by an amount greater than 27% of their initial aggregate purchase price, or the Margin Threshold, Race Street will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such loans at such time is less than the Margin Threshold.  In such event, in order to satisfy these margin-posting requirements, Race Street intends to borrow funds from us pursuant to a revolving credit agreement we entered into, as lender, with Race Street, as borrower, on July 21, 2011, or the Revolving Credit Agreement.  We may, in our sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement.  Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.

Pricing under the JPM Facility is based on three-month LIBOR plus a spread of 3.25% per annum for the relevant period.  Commencing January 2013, Race Street is permitted to reduce (based on certain thresholds) the aggregate principal amount of Class A Notes subject to the JPM Facility.  Such reductions will be subject to breakage fees calculated as the present value of 1.25% per annum over the remaining term of the JPM Facility applied to the amount of such reduction.

Interest on the Class A Notes under the Indenture will accrue at three-month LIBOR plus a spread of 4.00% per annum.  Principal on the Class A Notes will be due and payable on the stated maturity date of July 15, 2021.  Pursuant to the Indenture, Locust Street has made certain representations and warranties and is required to comply with various covenants, reporting requirements and other customary requirements for similar transactions.  In addition to customary events of default included in similar transactions, the Indenture contains the following events of default: (a) the failure to make principal payments on the Class A Notes at their stated maturity or redemption date, or to make interest payments on the Class A Notes within five business days of when due; (b) the failure of the aggregate outstanding principal balance (subject to certain reductions) of the loans securing the Class A Notes to be at least 130% of the outstanding principal amount of the Class A Notes; and (c) GDFM ceasing to be the sub-advisor to FB Advisor.

In connection with the Class A Notes and the Indenture, Locust Street also entered into (i) a collateral management agreement with us, as collateral manager, dated as of July 21, 2011, pursuant to which we will manage the assets of Locust Street, and (ii) a collateral administration agreement with Virtus Group, LP, or Virtus, as collateral administrator, dated as of July 21, 2011, pursuant to which Virtus will perform certain administrative services with respect to the assets of Locust Street.

This supplement supplements and amends the section of the Prospectus entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Quantitative and Qualitative Disclosures About Market Risk” to add the following immediately after the second sentence of the second paragraph of such section:

Pursuant to the terms of the financing arrangement with JPM, borrowings under the Revolving Credit Agreement, pricing of repurchase transactions under the JPM Facility and interest on the Class A Notes are all subject to a floating rate based on LIBOR.

Risk Factors

This supplement supplements and amends the section of the Prospectus entitled “Risk Factors—Risks Relating to Debt Financing” to add the following immediately prior to the second risk factor listed therein entitled “If we borrow money, the potential for gain or loss on amounts invested in us will be magnified and may increase the risk of investing in us.”:

We are subject to risks associated with our debt securitization facility.

On July 21, 2011, we entered into a debt financing arrangement with JPM through two wholly-owned subsidiaries, pursuant to which up to $300 million will be made available to us to fund investments in new securities and for other general corporate purposes.  The financing transaction with JPM is structured as a debt securitization.  We use the term “debt securitization” in this prospectus to describe a form of secured borrowing under which an operating company, sometimes referred to as an originator, acquires or originates loans or other assets that earn income, whether on a one-time or recurring basis (collectively referred to herein as income producing assets), and borrows money on a non-recourse basis against a legally separate pool of income producing assets.  In a typical debt securitization, the originator transfers the income producing assets to a special-purpose, bankruptcy-remote subsidiary, also referred to as a special purpose entity, which is established solely for the purpose of holding income producing assets and issuing debt secured by these income producing assets.  The special purpose entity completes the borrowing through the issuance of notes secured by the income producing assets.

Pursuant to the financing transaction, loans in our portfolio having an aggregate market value of up to $600 million may be sold by us from time to time to Locust Street pursuant to the Asset Transfer Agreement.  The loans purchased by Locust Street will secure the obligations of Locust Street under the Class A Notes to be issued by Locust Street from time to time to Race Street pursuant to the Indenture.  The Class A Notes may be issued in an aggregate principal amount of up to $420 million and mature on July 15, 2021.  Race Street will purchase the issued Class A Notes from time to time at a purchase price equal to their par value.

Race Street, in turn, has entered into a repurchase transaction with JPM, pursuant to the terms of the JPM Facility.  Pursuant to the JPM Facility, JPM has agreed to purchase from time to time Class A Notes held by Race Street for an aggregate purchase price equal to approximately 71% of the principal amount of Class A Notes purchased.  Subject to certain conditions, the maximum principal amount of Class A Notes that may be purchased under the JPM Facility is $420 million.  Accordingly, the maximum amount payable at any time to Race Street under the JPM Facility will not exceed $300 million.

See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Financial Condition, Liquidity and Capital Resources” for a more detailed discussion of the terms of this debt securitization facility.

As a result of this debt securitization facility, we are subject to certain risks, including those set forth below.

Our equity investment in Locust Street is subordinated to the secured debt obligations of Locust Street.

Under the Asset Transfer Agreement, we sold loans to Locust Street for a purchase price of approximately $365.4 million, all of which consisted of equity interests in Locust Street that Locust Street issued to us.  Any dividends or other payments in respect of our equity interest in Locust Street is subordinated in priority of payment to the Class A Notes.  In addition, Locust Street is subject to certain payment restrictions in respect of its equity interests set forth in the Indenture.

We will receive cash distributions based on our investment in Locust Street only if Locust Street has made all required cash interest payments on the Class A Notes.  We cannot assure you that distributions on the assets held by Locust Street will be sufficient to make any distributions to us or that the yield on our investment in Locust Street will meet our expectations.

Our equity investment in Locust Street is unsecured and ranks behind all of the secured creditors, known or unknown, of Locust Street, including the holders of the Class A Notes.  Consequently, if the value of Locust Street’s portfolio of loan investments decreases as a result of conditions in the credit markets, defaulted loans, capital gains and losses on the underlying assets or prepayment or changes in interest rates generally, the value of our equity investment in Locust Street could be reduced.  Accordingly, our investment in Locust Street may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.

In addition, if the value of Locust Street’s portfolio of loan investments decreases and Locust Street is unable to make any required payments to Race Street pursuant to the terms of the Class A Notes, Race Street may, in turn, be unable to make any required payments to JPM on the Class A Notes purchased by JPM pursuant to the terms of the JPM Facility.  In such event, we may be required to loan or otherwise provide additional funds to Race Street to cover Race Street’s payment obligations to JPM, or otherwise be subject to a loss in an amount up to the entire amount of our equity investment in Race Street.

Our equity investment in Locust Street has a high degree of leverage.

As of July 25, 2011, the outstanding principal amount of the Class A Notes was approximately $63 million and the fair value of the assets held by Locust Street was approximately $365.4 million.  The market value of our equity investment in

Locust Street may be significantly affected by a variety of factors, including changes in the market value of the investments held by Locust Street, changes in distributions on the investments held by Locust Street, defaults and recoveries on those investments, capital gains and losses on those investments, prepayments on those investments and other risks associated with those investments.  Our investment in Locust Street may not produce a profit and may be subject to a loss in an amount up to the entire amount of such equity investment.  The leveraged nature of our equity investment may magnify the adverse impact of any loss on our equity investment.

The interests of JPM, as the holder of the Class A Notes, may not be aligned with our interests, and we will not have control over remedies in respect of the Class A Notes.

The Class A Notes rank senior in right of payment to any equity securities issued by Locust Street.  As a result, there are circumstances in which the interests of JPM, as the holder of the Class A Notes, may not be aligned with our interests.  For example, under the terms of the Class A Notes, JPM has the right to receive payments of principal and interest prior to Locust Street making any distributions or dividends to holders of its equity securities.

For as long as the Class A Notes remain outstanding, JPM has the right to act in certain circumstances with respect to the portfolio of loans that secure the obligations of Locust Street under the Class A Notes in ways that may benefit their interests but not ours, including by exercising remedies or directing the Indenture trustee to declare events of default under or accelerate the Class A Notes in accordance with the terms of the Indenture.  JPM has no obligation to consider any possible adverse effect that actions taken may have on our equity interests.  For example, upon the occurrence of an event of default with respect to the Class A Notes, the trustee, which is currently Citibank, may declare the outstanding principal amount of all of the Class A Notes, together with any accrued interest thereon, to be immediately due and payable.  This would have the effect of accelerating the outstanding principal amount of the Class A Notes and triggering a repayment obligation on the part of Locust Street.  Locust Street may not have proceeds sufficient to make required payments on the Class A Notes and make any distributions to us.  Any failure of Locust Street to make distributions on the equity interests we hold could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all.

Locust Street may fail to meet certain asset coverage tests, which would have an adverse effect on the timing of payments to us.

Under the Indenture, there are two coverage tests applicable to the collateral securing the Class A Notes.  The first such test compares the amount of interest received on the portfolio of loans held by Locust Street to the amount of interest payable in respect of the Class A Notes.  To meet this test, the aggregate amount of interest received on the portfolio of loans held by Locust Street must equal at least 150% of the interest payable in respect of the Class A Notes.  The second test compares the aggregate principal amount of the portfolio of loans held by Locust Street to the aggregate outstanding principal amount of the Class A Notes.  To meet this test, the aggregate principal amount of the portfolio of loans held by Locust Street must equal at least 135% of the aggregate outstanding principal amount of the Class A Notes.  If the coverage tests are not satisfied on any date on which compliance is measured, Locust Street is required to apply available amounts to the repayment of the outstanding principal of the Class A Notes to satisfy the applicable coverage tests.

In addition, if at any time during the term of the JPM Facility the market value of the underlying loans held by Locust Street securing the Class A Notes declines by an amount greater than the Margin Threshold, Race Street will be required to post cash collateral with JPM in an amount at least equal to the amount by which the market value of such loans at such time is less than the Margin Threshold.  In such event, in order to satisfy these margin-posting requirements, Race Street intends to borrow funds from us pursuant to the Revolving Credit Agreement.  We may, in our sole discretion, make such loans from time to time to Race Street pursuant to the terms of the Revolving Credit Agreement.  Borrowings under the Revolving Credit Agreement will accrue interest at a rate equal to one-month LIBOR plus a spread of 0.75% per annum.  To the extent we loan additional funds to Race Street to satisfy the Margin Threshold, such event could have a material adverse effect on our business, financial condition, results of operations and cash flows, and may result in our inability to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all.  There is no assurance that loans made pursuant to the Revolving Credit Agreement will be repaid.

Restructurings of investments held by Locust Street, if any, may decrease their value and reduce the value of our equity interest in Locust Street.

As collateral manager, we have broad authority to direct and supervise the investment and reinvestment of the investments held by Locust Street, which may require from time to time the execution of amendments, waivers, modifications and other changes to the investment documentation in accordance with the related collateral management agreement we have entered into with Locust Street.  During periods of economic uncertainty and recession, the necessity for amendments, waivers, modifications and restructurings of investments may increase.  Such amendments, waivers, modifications and other restructurings may change the terms of the investments and, in some cases, may result in Locust Street holding assets that do not meet certain specified criteria for the investments made by it.  This could adversely impact the coverage tests under the Indenture.  Any amendment, waiver, modification or other restructuring that reduces Locust Street’s compliance with the coverage tests under the Indenture will make it more likely that Locust Street will need to pay cash to reduce the unpaid principal amount of the Class A Notes so as to cure any breach of such tests.  Any such use of cash would reduce distributions available to us or delay the timing of distributions to us.

We may not receive cash from Locust Street.

We receive cash from Locust Street only to the extent that Locust Street makes distributions to us.  Locust Street may make distributions to us, in turn, only to the extent permitted by the Indenture.  The Indenture generally provides that distributions by Locust Street may not be made unless all amounts owing with  respect to the Class A Notes have been paid in full.  If we do not receive cash from Locust Street, we may be unable to make distributions to our stockholders in amounts sufficient to maintain our qualification as a RIC, or at all.  We also could be forced to sell investments in our portfolio at less than their fair value in order to continue making such distributions.

We are subject to the credit risk of JPM.

If JPM fails to sell the Class A Notes back to Race Street at the end of the applicable period, Race Street’s recourse will be limited to an unsecured claim against JPM for the difference between the value of such Class A Notes at such time and the amount that would be owing by Race Street to JPM had JPM performed under the JPM Facility.  The ability of JPM to satisfy such a claim will be subject to JPM’s creditworthiness at that time.

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